UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 20, 2003

                Date of Report (Date of earliest event reported)


                                    IMP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-15858                     94-2722142
   --------                        -------                     ----------
State or other jurisdiction       Commission                  IRS Employer
Of incorporation                  File Number              Identification Number


 2830 North First Street, San Jose, CA                                   95134
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code:   (408) 432-9100
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


     On August 20, 2003, IMP, Inc., a Delaware corporation (the "Company") engaged Stonefield Josephson, Inc. as the Company's independent certified public accountants to replace BDO Seidman, LLP who resigned as the Company's auditors effective June 26, 2003. During the Company's most recent fiscal year and the subsequent period prior to the engagement of the new accountant, the Company has not consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired: N/A

(b) Pro forma financial information: N/A

(c) Exhibits. N/A



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 27, 2003

                                           IMP, INC.


                                           By  /s/ Subbarao Pinamaneni
                                               ------------------------
                                               Subbarao Pinamaneni, CEO